                                                  EXHIBIT 10(oo)


                             AMENDMENT NUMBER TEN
                                      TO
                            GRANTOR TRUST AGREEMENT


          THIS AGREEMENT, made as of the 11th day of September, 1998, by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee"),


                             W I T N E S S E T H :

          WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the "Agreement");

          WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

          WHEREAS, the Company desires to amend the Agreement;

          NOW, THEREFORE, the Company and the Trustee agree as follows, effective September 11, 1998:

          Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.


          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.


ATTEST:   THE BANK OF NEW YORK COMPANY, INC.

\s\ Russell P. Wellinger          By: \s\ Deon D. Papageorge
------------------------          ------------------------------------
                                       Deno D. Papageorge
                                       Senior Executive Vice President


ATTEST:                             THE CHASE MANHATTAN BANK


\s\ James M. Rossi                By: \s\ Gerard Stafford-Smith
------------------------          ------------------------------------
                                    Name: Gerard Stafford-Smith
                                   Title: Vice President

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                             EXHIBIT I
                             ---------



1.          The Bank of New York Company, Inc. Excess Benefit Plan

2.          The Bank of New York Company, Inc. Supplemental Executive
            Retirement Plan

3. Agreements between The Bank of New York Company, Inc. and the following persons:

            Individual                    Date of Agreement
            ----------                    -----------------

            Alan R. Griffith              July 8, 1997
            Joseph A. Grimaldi            April 11, 1995
            Gerald L. Hassell             July 8, 1997
            Newton P.S. Merrill           October 11, 1994
            Donald R. Monks               January 14, 1997
            Robert J. Mueller             July 8, 1997
            Richard A. Pace               October 11, 1994
            Thomas J. Perna               September 11, 1998
            Thomas A. Renyi               July 8, 1997
            Bruce W. Van Saun             July 8, 1997
            Joseph M. Velli               September 11, 1998